EX-99.CERT

N-CSR Exhibit for Item 13(a)(2): SECTION 302 CERTIFICATIONS

I, Armando Senra, certify that:

1.            I have reviewed this report on Form N-CSR of iShares Trust for the following eighty series: iShares Asia 50 ETF, iShares Biotechnology ETF (Formerly, iShares Nasdaq Biotechnology ETF), iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares Currency Hedged JPX-Nikkei 400 ETF, iShares Emerging Markets Infrastructure ETF, iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Europe ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares Global 100 ETF, iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Infrastructure ETF, iShares Global Materials ETF, iShares Global Tech ETF, iShares Global Timber & Forestry ETF, iShares Global Utilities ETF, iShares India 50 ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF, iShares JPX-Nikkei 400 ETF, iShares Latin America 40 ETF, iShares Micro-Cap ETF, iShares Mortgage Real Estate ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares Semiconductor ETF (Formerly, iShares PHLX Semiconductor ETF), iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.            Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.            The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)            Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)            Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)            Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)             Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.            The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)            All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)            Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	December 03, 2021	/s/ Armando Senra	President (Principal Executive Officer)
		Armando Senra [Signature]	[Title]

EX-99.CERT

N-CSR Exhibit for Item 13(a)(2): SECTION 302 CERTIFICATIONS

I, Trent Walker, certify that:

1.            I have reviewed this report on Form N-CSR of iShares Trust for the following eighty series: iShares Asia 50 ETF, iShares Biotechnology ETF (Formerly, iShares Nasdaq Biotechnology ETF), iShares Core S&P 500 ETF, iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares Core S&P Total U.S. Stock Market ETF, iShares Core S&P U.S. Growth ETF, iShares Core S&P U.S. Value ETF, iShares Currency Hedged JPX-Nikkei 400 ETF, iShares Emerging Markets Infrastructure ETF, iShares ESG Screened S&P 500 ETF, iShares ESG Screened S&P Mid-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares Europe ETF, iShares Expanded Tech Sector ETF, iShares Expanded Tech-Software Sector ETF, iShares Factors US Growth Style ETF, iShares Factors US Value Style ETF, iShares Focused Value Factor ETF, iShares Global 100 ETF, iShares Global Comm Services ETF, iShares Global Consumer Discretionary ETF, iShares Global Consumer Staples ETF, iShares Global Energy ETF, iShares Global Financials ETF, iShares Global Healthcare ETF, iShares Global Industrials ETF, iShares Global Infrastructure ETF, iShares Global Materials ETF, iShares Global Tech ETF, iShares Global Timber & Forestry ETF, iShares Global Utilities ETF, iShares India 50 ETF, iShares International Developed Property ETF, iShares International Developed Small Cap Value Factor ETF, iShares International Dividend Growth ETF, iShares JPX-Nikkei 400 ETF, iShares Latin America 40 ETF, iShares Micro-Cap ETF, iShares Mortgage Real Estate ETF, iShares North American Natural Resources ETF, iShares North American Tech-Multimedia Networking ETF, iShares Preferred and Income Securities ETF, iShares Residential and Multisector Real Estate ETF, iShares Russell 1000 ETF, iShares Russell 1000 Growth ETF, iShares Russell 1000 Value ETF, iShares Russell 2000 ETF, iShares Russell 2000 Growth ETF, iShares Russell 2000 Value ETF, iShares Russell 2500 ETF, iShares Russell 3000 ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap Value ETF, iShares Russell Top 200 ETF, iShares Russell Top 200 Growth ETF, iShares Russell Top 200 Value ETF, iShares S&P 100 ETF, iShares S&P 500 Growth ETF, iShares S&P 500 Value ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF, iShares Semiconductor ETF (Formerly, iShares PHLX Semiconductor ETF), iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers & Securities Exchanges ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Infrastructure ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF, iShares U.S. Real Estate ETF, iShares U.S. Regional Banks ETF, iShares U.S. Telecommunications ETF and iShares US Small Cap Value Factor ETF;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.            Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.            The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)            Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)            Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)            Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)            Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.            The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)            All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)            Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	December 03, 2021	/s/ Trent Walker	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Trent Walker [Signature]	[Title]